UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2014

KLA-TENCOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-09992	04-2564110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Technology Drive, Milpitas, California		95035
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 875-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    In a meeting held on August 7, 2014, the Board of Directors (the “Board”) of KLA-Tencor Corporation (the “Company”) adopted and approved an amendment and restatement of the Company’s 2004 Equity Incentive Plan (the “2004 Equity Plan”). The only change effected by the amendment was the inclusion, in Section 4(b)(vi) of the 2004 Equity Plan, of language that specifies that no award granted under the plan shall vest in full in less than three (3) years from the date of grant except (a) awards of restricted stock units (“RSUs”) to outside members of the Board, which awards vest in full, pursuant to the Board’s compensation package as in effect as of the date of the amendment and restatement, on the one-year anniversary of the date of grant, and (b) as may otherwise be approved by the administrator of the 2004 Equity Plan. The preceding description is qualified in its entirety by reference to the revised 2004 Equity Plan, which is filed as Exhibit 10.45 to this Current Report on Form 8-K and is incorporated herein by reference.

In a meeting held on August 6, 2014, the Board’s Compensation Committee adopted and approved updated forms of the Company’s Restricted Stock Unit Agreement for use in connection with (i) RSU awards with only service-based vesting criteria and (ii) RSU awards with both performance-based and service-based vesting criteria, which agreements set forth specific terms and conditions that apply to the RSU awards granted to executive officers and other employees. In a meeting held on August 7, 2014, the independent members of the Board (i.e., all members of the Board other than Richard P. Wallace, the Company’s President and Chief Executive Officer) adopted and approved an identical updated form of the Company’s Restricted Stock Unit Agreement for use in connection with RSU awards to the Company’s Chief Executive Officer. The primary change to the Company’s forms of Restricted Stock Unit Agreement was the inclusion of a new section setting forth the terms and conditions of Dividend Equivalent rights that accompanied the RSU awards. The Board and its Compensation Committee determined that the recipients of the Company’s August 2014 RSU awards would be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on shares of the Company’s common stock having a record date on or after the grant date of the RSU award, but before the date on which the RSUs held by the recipient are settled or forfeited. The Dividend Equivalents will be credited in the form of cash credits, equal to the amount of cash dividends payable on the applicable date with respect to the number of shares then represented by the RSUs, and the additional cash credits shall be subject to the same terms and conditions as the underlying RSU award, including all applicable vesting conditions, such that no Dividend Equivalents shall be paid to a participant unless and until the participant has fully satisfied all applicable service-based and performance-based vesting conditions of the underlying RSU award. The preceding description is qualified in its entirety by reference to the three updated forms of Restricted Stock Unit Agreement (one for U.S. employees, one for French participants and one for non-U.S. employees), which are filed as Exhibits 10.46, 10.47 and 10.48, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

In addition, effective August 6, 2014, the Company has adopted updated forms of the Company’s Restricted Stock Unit Award Notification for use in connection with (i) RSU awards with only service-based vesting criteria and (ii) RSU awards with both performance-based and service-based vesting criteria, which will be used to notify executive officers and other employees when they receive RSU awards. The Company’s forms of Restricted Stock Unit Award Notification have been updated to reference the revised versions of the Company’s Restricted Stock Unit Agreement (i.e., the versions that include the terms and conditions of the Dividend Equivalent rights). The preceding description is qualified in its entirety by reference to the four updated forms of Restricted Stock Unit Award Notification, which are filed as Exhibits 10.49, 10.50, 10.51 and 10.52 to this Current Report on Form 8‑K and are incorporated herein by reference.

Also, in a meeting held on August 7, 2014, the Board’s Compensation Committee approved changes to the annual cash compensation package of Bren D. Higgins, the Company’s Executive Vice President and Chief Financial Officer (principal financial officer). Mr. Higgins’ annual base salary was increased from $350,000 to $400,000, effective August 25, 2014, and Mr. Higgins’ target bonus award under the Company’s fiscal year 2015 Executive Incentive Plan was set at 80% of his base salary paid during the fiscal year (compared to Mr. Higgins’ target bonus award of 75% of his base salary for the fiscal year ended June 30, 2014). The actual bonus payout to Mr. Higgins under the Company’s fiscal year 2015 Executive Incentive Plan will be determined following the completion of fiscal year 2015, based on the Company’s financial and operating performance for the year.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
10.45	2004 Equity Incentive Plan (as amended and restated (as of August 7, 2014))*
10.46	Form of Restricted Stock Unit Agreement for U.S. Employees (with Dividend Equivalents) (approved August 2014)*
10.47	Form of Restricted Stock Unit Agreement for French Participants (with Dividend Equivalents) (approved August 2014)*
10.48	Form of Restricted Stock Unit Agreement for Non-U.S. Employees (with Dividend Equivalents) (approved August 2014)*
10.49	Form of Restricted Stock Unit Award Notification (Performance-Vesting) (approved August 2014)*
10.50	Form of Restricted Stock Unit Award Notification (Service-Vesting; 25% Annual Vesting) (approved August 2014)*
10.51	Form of Restricted Stock Unit Award Notification (Service-Vesting; 50% Vesting Year Two, 50% Vesting Year Four) (approved August 2014)*
10.52	Form of Restricted Stock Unit Award Notification (France) (approved August 2014)*

*    Denotes a management contract, plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION

Date:	August 12, 2014	By: /s/ BRIAN M. MARTIN
Name: Brian M. Martin
Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.45	2004 Equity Incentive Plan (as amended and restated (as of August 7, 2014))*
10.46	Form of Restricted Stock Unit Agreement for U.S. Employees (with Dividend Equivalents) (approved August 2014)*
10.47	Form of Restricted Stock Unit Agreement for French Participants (with Dividend Equivalents) (approved August 2014)*
10.48	Form of Restricted Stock Unit Agreement for Non-U.S. Employees (with Dividend Equivalents) (approved August 2014)*
10.49	Form of Restricted Stock Unit Award Notification (Performance-Vesting) (approved August 2014)*
10.50	Form of Restricted Stock Unit Award Notification (Service-Vesting; 25% Annual Vesting) (approved August 2014)*
10.51	Form of Restricted Stock Unit Award Notification (Service-Vesting; 50% Vesting Year Two, 50% Vesting Year Four) (approved August 2014)*
10.52	Form of Restricted Stock Unit Award Notification (France) (approved August 2014)*

*    Denotes a management contract, plan or arrangement.